Exhibit (h)(11) under Form N-1A

Exhibit 10 under Item 601/Reg. S-K

TWENTY-SECOND AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of December 15, 2017, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a)	The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefore. Federated Prudent DollarBear Fund reorganized into Federated Global Total Return Bond Fund on September 22, 2017. Federated Clover Value Fund along with the standalone Federated MDT Large Cap Value Fund were reorganized into Federated MDT Large Cap Value Fund, a portfolio of Federated MDT Equity Trust, on December 8, 2017. Federated New York Municipal Income Fund was also reorganized into Federated Municipal Bond Fund, Inc. on December 8, 2017.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Lori A. Hensler	By: /s/ Richard Kissinger
Name: Lori A. Hensler	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Core Trust

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Global Strategic Value Dividend Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated High Yield Trust

Federated Equity Advantage Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

Federated Managed Volatility Fund II

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated International Series, Inc.

Federated Global Total Return Bond Fund

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Equity Trust

Federated MDT Large Cap Value Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Bond Fund, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

Federated Intermediate Municipal Trust

TWENTY-THIRD AMENDMENT TO THE

AGENCY AGREEMENT

THIS TWENTY-THIRD AMENDMENT effective as of February 12, 2018 (the “Amendment”) hereby amends the Global Securities Lending Agency Agreement (the “Agency Agreement”) dated as of October 4, 2004 as assigned and amended from time to time, between each of the registered investment companies listed on Exhibit B to the Agency Agreement (each such company a “Customer” or a “Fund”) and Citibank, N.A. (“Bank”) (collectively, the “Parties”). Capitalized terms used but not defined herein shall have the meaning given to them in the Agency Agreement.

WHEREAS, the Customer wishes to amend the Agency Agreement to set forth the market standard borrowing agreements;

WHEREAS, the Customer wishes to amend the Agency Agreement as set forth in this Amendment to provide for the Bank’s entry into “pay-to-hold” arrangements (“P2H Reservation”) on behalf of the Customer.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties hereby agree as follows:

1.	Schedule IV

A new Schedule IV is hereby added to the Agency Agreement in the form attached hereto.

2.	P2H Reservation

A.	As used herein, “P2H Reservation” means an arrangement between the Bank and an Approved Borrower pursuant to which the Bank, on behalf of the Customer, will cause securities maintained in Designated Accounts to be held in reserve for possible future borrowing by the Approved Borrower.

B.	A P2H Reservation shall be treated as a Loan for all purposes under the agency Agreement except that:

a.	The Customer shall have no obligation to deliver, and the Bank shall not deliver, the securities subject to the P2H Reservation to the Approved Borrower, whether by causing such securities to be credited to the Approved Borrower’s securities account or otherwise, and all incidents of ownership of such securities (including all dividends and distributions thereon) shall be and remain the property of the Lender.

b.	The Approved Borrower shall have no obligation to provide Collateral with respect to a P2H Reservation.

c.	The fee payable by the Approved Borrower to the Customer with respect to the P2H Reservation shall be negotiated by the Bank with the Approved Borrower. The Bank agrees that it will seek in good faith to establish such fee at a rate that is consistent with then-current industry norms for lending fees established for securities loan transactions.

d.	The income from a P2H Reservation shall be split between the Customer and the Bank in the same proportion as fees from ordinary loans.

C.	The Bank shall cause the Securities Lending Agreement between the Bank and an Approved Borrower with which the Bank enters into a P2H Reservation to conform to the provisions of the Agency Agreement as modified by this Amendment.

D.	A P2H Reservation, unless earlier terminated by the Customer, may be converted to a Loan if requested by the Approved Borrower and agreed by the Bank. The provisions of the Agency Agreement and the applicable Securities Lending Agreement (including all fees due to the Customer thereunder) shall apply to a Loan resulting from conversion of a P2H Reservation on the same basis as such provisions apply to a Loan that has not been subject to a P2H Reservation.

3.	Miscellaneous

a)	This Amendment supplements and amends the Agency Agreement. The provisions set forth in this Amendment supersede all prior negotiations, understandings and agreements bearing upon the subject matter covered herein, including any conflicting provisions of the Agency Agreement or any provisions of the Agency Agreement that directly cover or indirectly bear upon matters covered under this Amendment.

b)	Each reference to the Agency Agreement in that document and in every other agreement, contract or instrument to which the Parties are bound, shall hereafter be construed as a reference to the Agency Agreement as separately amended by this Amendment. Except as provided in this Amendment, the provisions of the Agency Agreement remain in full force and effect. No amendment or modification to this Amendment shall be valid unless made in writing and executed by each party hereto.

c)	This Amendment may be executed in counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed all as of the day and year first above written.

EACH REGISTERED INVESTMENT COMPANY

ON BEHALF OF ANY APPLICABLE SERIES COMPANY

LISTED ON EXIBIT B TO THEAGENCY AGREEMENT

By: /s/ Deborah M. Molini

Name: Deborah M. Molini

Title: Assistant Fund Treasurer

Date: February 22, 2018

Acknowledged and agreed:

CITIBANK, N.A., as Agent

By: /s/ Richard Kissinger

Name: Richard Kissinger

Title: Director

Schedule IV

to the Global Securities Lending Agency Agreement,

Between CITIBANK, N.A., As the Agent

and the Lender

MARKET STANDARD LENDING AGREEMENTS

APPLICABLE LENDING AGREEMENT*
Global Master Securities Lending Agreement (May 2000) and (January 2010) Master Securities Lending Agreement (1984) Master Securities Loan Agreement (2000 version)

* Note: Agent shall provide Lender with a copy of the applicable Lending Agreement upon request.

TWENTY-FOURTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of September 1, 2018, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a)	The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefore. Federated MDT Equity Trust changed its name to Federated Adviser Series on August 15, 2018, and Federated Hermes SDG Engagement Equity Fund was added to Federated Adviser Series. On August 17, 2018, Federated Managed Tail Risk Fund II merged into Federated Managed Volatility Fund II.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Lori A. Hensler	By: /s/ Richard Kissinger
Name: Lori A. Hensler	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Adviser Series

Federated Hermes SDG Engagement Equity Fund

Federated MDT Large Cap Value Fund

Federated Core Trust

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Global Strategic Value Dividend Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated High Yield Trust

Federated Equity Advantage Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Volatility Fund II

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated International Series, Inc.

Federated Global Total Return Bond Fund

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Bond Fund, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

Federated Intermediate Municipal Trust